UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: October 11, 2018

iHealthcare, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54994	47-3002847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 NW 28th Street, 2nd Floor, Miami, FL		33142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 1-305-751-2327

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(1) Previous Independent Auditors:

On October 24, 2018, iHealthcare, Inc. (the “Company”) was informed by its independent public accounting firm, Malone Bailey, LLP (“MB”) effective that date, that MB resigned from the Company as its auditor.

The reports of Malone Bailey on the financial statements of the Company for the past two fiscal years ended November 30, 2016 and 2017, the subsequent interim periods thereto, and through October 24, 2018, (a) did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern in the Company's financial statements for the fiscal year ended November 30, 2016 and 2017, and the subsequent interim periods thereto, (b) contained an opinion that management did not maintain effective internal control over financial reporting, and (c) there were no other “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K, .

On October 25, 2018 the Company provided MB with a copy of this Current Report and requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The decision by MB to resign and the Company’s decision to engage a new independent registered public accounting firm (as described below in this Item 4.01 Changes in Registrant’s Certifying Accountant) was accepted and approved, respectively by the Company’s board of directors.

(2) New Independent Accountants:

a.     On October 11, 2018, the Company engaged M&K CPAS, PLLC, (“M&K”), of Houston, Texas, as its new Independent Registered Public Accounting Firm. During the period ended February 28, 2018 and prior to October 11, 2018 (the date of the new engagement), we did not consult with M&K regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by M&K, in either case where  written or oral advice provided by M&K would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

A. None

B. Exhibits

NUMBER	EXHIBIT
16.1	Letter from MaloneBailey, LLP dated October 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iHealthcare, Inc.

Dated: October 26, 2018	/s/ Noel Mijares
Noel Mijares
Chief Executive Officer